THE HOME OF PHEXXI – THE FIRST AND ONLY FDA-APPROVED ON-DEMAND, NON-HORMONAL CONTRACEPTIVE GEL.

EVOFEM BIOSCIENCES



SAUNDRA PELLETIER
CHIEF EXECUTIVE OFFICER
AUGUST 25, 2023

OTCQB: EVFM

SCIENCE WITH A SOUL

FORWARD-LOOKING STATEMENTS

This presentation contains forward looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 and other federal securities laws. In some cases, you can identify forward looking statements by terms such as "may," "will," "should," "expect," "plan," "aim," "anticipate," "strategy," "objective," "designed," "suggest," "currently," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential" or "continue" or the negative of these terms or other similar expressions. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- The rate and degree of market acceptance of Phexxi® (lactic acid, citric acid and potassium bitartrate) vaginal gel
- Evofem's ability to successfully commercialize Phexxi in the United States and to enter into successful partnerships to commercialize Phexxi outside of the United States
- Evofem's estimates regarding expenses, revenues, financial performance and capital requirements, including the length of time its capital resources will sustain its operations, and its ability to raise additional capital to fund its operations when/if needed
- Evofem's ability to continue as a going concern
- Evofem's ability to comply with the provisions and requirements of its debt arrangements and to pay amounts owed pursuant to its debt arrangements
- Evofem's ability to retain members of its management and other key personnel and to expand its organization to accommodate potential growth
- Evofem's ability to maintain and protect its intellectual property position and its ability to obtain additional patent protection for its product for current and investigational indications
- The potential for changes to current regulatory mandates requiring payers to cover FDA-approved or -cleared contraceptives without cost sharing
- Evofem's ability to obtain or maintain third-party payer coverage and adequate reimbursement, and its reliance on the willingness of patients to pay out-of-pocket for Phexxi absent full or partial third-party payer reimbursement
- Evofem's reliance on third-party providers and licensors, such as third-party manufacturers
- The presence or absence of any adverse events or side effects relating to the use of Phexxi, and,
- Any other risk factors detailed in Evofem's filings from time to time with the U.S. Securities and Exchange Commission including, without limitation, the 10-K for the year ended December 31, 2022, filed with the SEC on April 27, 2023, 10-Q for the quarter ended June 30, 2023, filed with the SEC on August 14, 2023, and any subsequent filings.

The forward looking statements in this presentation represent Evofem's views only as of the date of this presentation, August 25, 2023, and Evofem expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Evofem's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement. This presentation also discusses estimates and other statistical data made by independent parties and by Evofem relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.

43.3 MILLION POTENTIAL PHEXXI USERS IN THE U.S. (1)

U.S. MARKET BY CONTRACEPTIVE METHOD (IN MILLIONS)


OF THE 72.7 MILLION WOMEN AGED 15-49 IN THE U.S.
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Non-Prescription Contraceptive 10.3
No Contraceptive 13.0
Prescription Contraceptive, 20.0
Surgical Sterilization 17.2
Other Non-Targets 12.2

10.3 M WOMEN USE NON-PRESCRIPTION CONTRACEPTIVES

Non-Rx methods: barrier methods; withdrawal; periodic abstinence; tracking; other

13.0 M WOMEN USE NO CONTRACEPTIVE AT ALL

20.0 M WOMEN USE PRESCRIPTION CONTRACEPTIVES

Rx hormonal oral contraceptives, rings, patches, shots and IUDs/copper IUD

Study predates commercial availability of Phexxi

$8.3 BILLION CONTRACEPTIVE MARKET (U.S. 2022)(2)

1. Daniels-K-and-Abma-J.-Current-Contraceptive-Status-Among-Women-Aged-15-49_NCHS-Data-Brief-Number-388-October-2020.pdf (evofem.com)
2. Grandview Research. U.S. Contraceptive Market Size, Share & Trends Analysis Report By Product (Pills, Intrauterine Devices (IUD), Condoms, Vaginal Ring, Subdermal Implants, Injectable), And Segment Forecasts, 2022 – 2030.

EVOFEM IS LEADING THE REVOLUTION

With innovative women's reproductive and sexual health solutions


phexxi™
phexxi

THE FIRST AND ONLY
ON-DEMAND, NON-HORMONAL
PRESCRIPTION CONTRACEPTIVE
VAGINAL GEL

- Vaginal pH Modulator
- Hormone-free
- FDA-approved for prevention of pregnancy
- Woman-controlled
- Used only when you need it
- Box of 12 Phexxi applicators



MOA - PHEXXI IS A pH MODULATOR

Optimal vaginal pH levels can range from 3.5 – 4.5



WHEN SEMEN (pH 7.1-8) ENTERS THE VAGINA, IT RAISES THE ENVIRONMENTAL pH LEVEL

ALLOWS SPERM TO BE MOBILE AND SWIM UP THE REPRODUCTIVE CANAL

PHEXXI KEEPS VAGINAL pH IN THE OPTIMAL RANGE

phexxi

EVERY 1% MARKET SHARE OF THE 43.3 MILLION WOMEN IN OUR ADDRESSABLE MARKET REPRESENTS SIGNIFICANT NET PRODUCT SALES

GROSS WAC: $338.10 (1)
PER BOX OF 12 PHEXXI APPLICATORS

PAID BY THE PLAN, NOT THE WOMAN.

UNDER FEDERAL LAW, MOST PAYERS MUST COVER FDA-APPROVED CONTRACEPTIVES, INCLUDING PHEXXI, AT NO COST TO WOMEN.

Adjustment	Net to Evofem per box of Phexxi	Phexxi Boxes per Woman per year	Annual Net Sales per 1% market penetration (2)
40% GTN ADJUSTMENTS	**$202.86**	x 4	$351 M
		x **6**	**$527 M**
35% GTN ADJUSTMENTS	**$219.77**	x 4	$381 M
		x **6**	**$571 M**

1. Effective October 1, 2022. WAC: Wholesale Acquisition Cost.

2. Annual net sales calculation: Net $ to EVFM per box * boxes/year/women * 433,000 women (1% of 43.3M women in Phexxi addressable market)

NET PRODUCT SALES GROWTH SINCE LAUNCH

On track to achieve third consecutive year of revenue growth in FY 2023



IN MILLIONS
$20.0
$17.5
$15.0
$12.5
$10.0
$7.5
$5.0
$2.5
$-
$0.4
$8.2
$16.8
$8.3
2020
2021
2022
1H 2023

ACTIVATING SELECT PATIENT TYPES TO USE PHEXXI

Targeting women who are aligned with the current Phexxi user profiles
Capitalizing on where Phexxi is already performing

PHEXXI PATIENT AGE

- THE MAJORITY OF PHEXXI PATIENTS ARE WITHIN THE 25-39 AGE RANGE*
- AVERAGE AGE OF PHEXXI USER IS 33 YEARS OLD


NO PRIOR Rx METHOD
POSTPARTUM MOM
COMORBITY CONCERNS
WANTS NON-HORMONAL

*IQVIA Phexxi claims data, July 2022

phexxi
(lactic acid, citric acid, and potassium bitartrate) Vaginal Gel 1.8%, 1%, 0.4%

ACTIVATING PHEXXI UTILIZATION WITH SELECT PATIENT TYPES

Prior Contraception Among Women Switching to Phexxi[1]



No contraception
80.6%
Other methods
7.8%
Oral
contraception
9.9%
Rings & Patches
1.7%

80.6% WERE NOT ON ANY METHOD OF Rx CONTRACEPTION

9.9% SWITCHING FROM ORAL CONTRACEPTIVE

1.7% SWITCHING FROM HORMONAL RINGS AND PATCHES

1. IQVIA Phexxi claims data, July 2022

WE ARE SUCCESSFULLY REACHING OUR TARGET PATIENT TYPES

CREATING THE VAGINAL PH MODULATOR CATEGORY

Changing the contraceptive counseling conversation to make it personal



HORMONE FREE
VAGINAL pH MODULATOR
CONDOM
SPERMICIDE
FERTILITY TRACKING
COPPER IUD
TUBAL LIGATION
used in the moment
semi-permanent or permanent option
BIRTH CONTROL IS PERSONAL. WHICH METHOD* MEETS YOUR NEEDS?
daily use
CONTAINS HORMONES
ORAL CONTRACEPTION
PATCH
RING
INJECTION
HORMONAL IUD
IMPLANT
INDICATION
IMPORTANT SAFETY INFORMATION
EVOFEM BIOSCIENCES



HORMONE FREE
BIRTH CONTROL IS PERSONAL.
WHICH METHOD* MEETS YOUR NEEDS?
CONTAINS HORMONES
VAGINAL pH MODULATOR
CONDOM
SPERMICIDE
FERTILITY TRACKING
COPPER IUD
TUBAL LIGATION (getting "tubes tied")
ORAL CONTRACEPTION (the "Pill")
PATCH
RING
INJECTION
HORMONAL IUD
IMPLANT
INDICATION
IMPORTANT SAFETY INFORMATION
EVOFEM

TERRITORY OPTIMIZATION ALIGNS WITH STRATEGIC IMPERATIVES

Targeting HCPs with an abundance of the Phexxi patient type

phexxi®
(lactic acid, citric acid, and potassium bitartrate) Vaginal Gel 1.8%, 1%, 0.4%

SALES LEADERSHIP – 4

- 1 Vice President, Sales
- 3 Regional Business Managers

SALES TEAM – 16

- 16 Regional Sales Representatives
- Average experience:
    - 15 years Pharma
    - 11 years in Women's Health


The "white space" is divided amongst the 16 representatives to maximize all opportunities

U.S. GOVERNMENT CLARIFIES CONTRACEPTIVE ACCESS

Updated guidelines took effect January 1, 2023, for calendar year plans

"UNDER THE ACA, MOST PRIVATE HEALTH PLANS ARE REQUIRED TO PROVIDE BIRTH CONTROL… AT NO ADDITIONAL COST.[1]"

-- U.S. Departments of Health and Human Services, Labor and the Treasury, July 2022

PER HRSA AND THE U.S. DEPARTMENT OF LABOR, MOST PLANS ARE REQUIRED TO COVER FDA-APPROVED CONTRACEPTIVES, LIKE PHEXXI:[2,3]

- At $0 cost share
- If a healthcare provider deems it medically necessary
- Whether or not the method is specifically identified in the current FDA Birth Control Guide
- Plans may not require patients to try and fail multiple options within a method, or force trying and failing other methods

1. HHS, DOL, and Treasury Issue Guidance Regarding Birth Control Coverage. July 28, 2022. Accessed 23 Jan 2023 at https://www.einnews.com/pr_news/583484688/hhs-dol-and-treasury-issue-guidance-regarding-birth-control-coverage
2. HRSA Women's Preventive Services Guidelines. Accessed 23 Jan 2023 at https://www.hrsa.gov/womens-guidelines
3. The Departments of Labor, HHS and the Treasury. FAQS ABOUT AFFORDABLE CARE ACT IMPLEMENTATION PART 51, FAMILIES FIRST CORONAVIRUS RESPONSE ACT AND CORONAVIRUS AID, RELIEF, AND ECONOMIC SECURITY ACT IMPLEMENTATION. Accessed 23 Jan 2023 at chrome-extension://efaidnbmnnnibpcajpcglclefindmkaj/https://www.dol.gov/sites/dolgov/files/EBSA/about-ebsa/our-activities/resource-center/faqs/aca-part-51.pdf

HHS: U.S. Departments of Health and Human Services
HRSA: U.S. Health Resources and Services Administration

INCREASING PHEXXI ACCESS THROUGH PAYER WINS

YTD 2023 Evofem has gained Phexxi coverage for more than 22.1M new lives

PAYER	EFFECTIVE	PREFERRED POSITION	PA REMOVED	$0 COPAY?
Colorado Medicaid More than 1.39 million lives	Oct. 2, 2023	✓	✓	N/A
Indiana State Medicaid Preferred Agent on Indiana Statewide Uniform Medicaid PDL Preferred with no PA for 1.4M Managed Medicaid lives	Jan. 1, 2023 August 15, 2023	✓	✓	N/A
New York Medicaid More than 5.8 million lives Largest of all Commercial and Medicaid payers in New York state	April 1, 2023		✓	N/A
Largest Commercial Insurer in Michigan	Jan. 1, 2023	✓	✓	✓
Mississippi Medicaid Preferred Agent on Mississippi Universal PDL Affects fee-for-service & Managed Medicaid beneficiaries More than 690,000 lives	Jan. 1, 2023	✓	✓	N/A
Multiple Blue Cross Blue Shield plans	Q1 2023	VARIED	VARIED	VARIED

PDL: Preferred Drug List

19.4 MILLION LIVES COVERED AT NO OUT-OF-POCKET COST AS OF AUGUST 15, 2023

MORE THAN 80% OF PHEXXI CLAIMS ARE BEING APPROVED

U.S. INTELLECTUAL PROPERTY PROTECTS PHEXXI INTO AT LEAST 2033

FOUR ORANGE BOOK LISTED PATENTS

- 11,337,989 : Method of use patent covering contraception using the L-Lactic Acid Phexxi formulation
  - Expected to provide protection into at least March 2033
- 11,439,610: Composition of matter patent covering compositions containing L-Lactic Acid, including the Phexxi formulation
  - Expected to provide protection into at least March 2033
- 10,568,855: Method of use patent covering contraception using the L-Lactic Acid Phexxi formulation
  - Expected to provide protection into at least March 2033
- 6,706,276: Composition of matter patent covering Phexxi
  - Currently expected to expire in March 2024

WHY EVOFEM? WHY NOW?

SHATTERING THE HORMONE GLASS CEILING WITH FIRST-IN-CLASS PRODUCT

- Hormone-free FDA-approved contraceptive that is woman-controlled and used only when needed
- Intellectual Property protection into at least 2033

ATTRACTIVE TARGET MARKET

- A small percentage of market share yields large revenue
- Robust birth control industry tailwinds



THE HOME OF PHEXXI – ON-DEMAND NON-HORMONAL CONTRACEPTIVE GEL.

EVOFEM BIOSCIENCES

OTCQB: EVFM


THANK YOU
SCIENCE WITH A SOUL